SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 1, 2003

                            REPUBLIC BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Charter)



        Florida                  0-27658                  59-3347653
     (State or other      (Commission File Number)      (IRS Employer
      jurisdiction                                     Identification
    of incorporation)                                       No.)

                  111 2nd Avenue N.E., St. Petersburg, FL 33701
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (727) 823-7300

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

     On December 1, Republic Bancshares, Inc. ("Republic") and BB&T Corporation ("BB&T") entered into an Agreement and Plan of Reorganization, dated as of December 1, 2003 (the "Agreement"), which contemplates the merger of Republic with and into BB&T (the "Merger"). In connection with the execution of the Agreement, each director of Republic entered into a voting agreement with BB&T, pursuant to which, among other things, such director agreed to vote shares of Republic common stock owned by such director in favor of the Merger.

     The foregoing summary of the Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Agreement which is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The foregoing summary of the voting agreement is qualified in its entirety by reference to a form of voting agreement which is attached as Exhibit 99.2 hereto and is hereby incorporated herein by reference.



Item 7.           Financial Statements and Exhibits.

        (c)      The following exhibits are filed with this report:

        Exhibit Number                                  Description

          99.1 Agreement and Plan of Reorganization between Republic Bancshares, Inc. and BB&T Corporation, dated as of December 1, 2003.

          99.2                              Form of Voting Agreement, dated as
                                            of December 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            REPUBLIC BANCSHARES INC.


                                            By: /s/ WILLIAM R. FALZONE
                                                ----------------------
                                            Name:  William R. Falzone
                                            Title: V.P. & Treasurer

Dated:   December 5, 2003

         Exhibit Number                                  Description

         99.1 Agreement and Plan of Reorganization between Republic Bancshares, Inc. and BB&T Corporation, dated as of December 1, 2003.

         99.2                               Form of Voting Agreement, dated as
                                            of December 1, 2003.